Putnam
Asia Pacific
Growth
Fund

SEMIANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* Putnam Asia Pacific Growth Fund is a top long-term performer. The fund's class A shares ranked first out of 13 funds tracked by Lipper Analytical Services for the five-year period ending March 31, 1997.*

* "With the transfer of sovereignty over Hong Kong to China proceeding smoothly. . . the prospects for the newly industrialized economies in Asia remain bright."

                           --  World Economic Outlook, May 1997
                               International Monetary Fund

CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. The fund's class A shares ranked 18 out of 43 funds and 10 out of 27 funds for the one- and three-year periods ended March 31, 1997, respectively. The fund's class B shares ranked 20 out of 43 funds and 15 out of 27 funds for the one- and three-year periods, respectively. The fund's class M shares ranked 19 out of 43 funds for the one-year period. Past performance is no guarantee of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The stock markets of Asia and the Pacific Rim presented ample opportunity to test the concept of active portfolio management and a disciplined investment strategy during the first half of Putnam Asia Pacific Growth Fund's current fiscal year. Damage control was not management's major concern even as most of the region's markets, already drifting, declined further during the period. It was, however, a beneficial byproduct; the fund's performance, while negative, was substantially more favorable than that of the market at large or than that measured by the benchmark index.

By carefully choosing portfolio securities on a company-by-company basis and strictly adhering to a demanding set of selection criteria, the fund was able to escape much of the market volatility experienced during the period. From a long-term perspective, your fund's managers believe the more significant benefit is that the portfolio should be well positioned to take advantage of future opportunities in any market recovery.

Respectfully yours,

/S/GEORGE PUTNAM

George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Managers
David K. Thomas
Robert Swift

Like a steady rain turning to a torrential storm, bad went to worse for the returns of many Asia and Pacific Rim markets this year. The Morgan Stanley Capital International (MSCI) Pacific Index fell 16.37% in the six months ended March 31, 1997. In contrast to the index, Putnam Asia Pacific Growth Fund demonstrated some of the virtues of active portfolio management, as management decisions helped mitigate the negative impact of some of these markets on the fund's performance. For the period representing the first half of the fund's 1997 fiscal year, its class A shares only declined -2.38% at net asset value and -7.99% at public offering price. For more performance information, please turn to pages 9 and 10.

* JAPANESE MARKET CONTINUES UNDERPERFORMANCE; DIFFICULTIES ARISE IN
  SOUTHEAST ASIA

The effects of Japan's well-documented macroeconomic problems continued to hurt its stock market as the Nikkei 225 Index was off by 21% from its 12-month high at the end of the period. The anemic pace of the Japanese economic recovery, coupled with concerns about the progress of economic reform, weighed heavily on stocks in the construction and finance sectors. The earnings of export-oriented companies benefited as the yen continued to fall against the U.S. dollar. Although Japan remained the fund's largest single country allocation, the portfolio is still relatively underweighted in Japanese equities in comparison with the MSCI Pacific Index. This underweighting -- along with a significant currency hedge against the yen -- helped keep the fund's return ahead of the index.

As the first quarter of 1997 began to unfold, other Pacific Rim markets began to decline under the influence of factors such as overheated property markets, the fear of rising U.S. interest rates, and a host of economic and political uncertainties throughout the region. For example, after riding the surging real estate sector to a strong finish in 1996, the Hong Kong market saw the same sector become its undoing early in 1997. As the island's residential property market peaked and concerns about higher interest rates crept in, we began to reduce the fund's substantial exposure there.

The emerging markets were mixed and volatile during the period. Our strategy in these markets has been to remain highly selective, seeking to take advantage of what we see as promising opportunities while generally keeping the country allocations low to soften the impact of these markets' characteristic volatility. Consequently the fund has relatively small stakes in countries such as Thailand, India, and Indonesia. On the other hand, some markets such as Taiwan -- which saw signs of economic recovery, strong liquidity, and a rare trade surplus for this region -- held up well along with Malaysia, which experienced some of the most robust corporate profit growth in the region. The fund's allocation in Malaysia was the largest among the emerging markets.

* JAPAN: A TWO-TIERED APPROACH

Although economic reform in Japan will be positive for the country's economy over time, its piecemeal implementation has caused investors to focus on the short-term costs to heavily regulated groups, such as banks, securities firms, and basic industries, rather than on the long-term benefits to the economy as a whole. Additionally a large budget deficit has curbed the government's ability to support basic industries and banks as it has done in the past. As a result, we have considerably reduced or eliminated the fund's exposure to these sectors.

[GRAPHIC OMITTED: horizontal bar chart INTERNATIONAL SECTOR:
TOP 5 COUNTRY ALLOCATIONS*]

INTERNATIONAL SECTOR:
TOP 5 COUNTRY ALLOCATIONS*

Japan                            32.9%

Hong Kong                        17.7%

Malaysia                         11.3%

Australia                         8.0%

Singapore                         7.0%

Footnote reads:
* As of 3/31/97. Holdings will vary over time.

In light of the fiscal and economic concerns surrounding Japan, we've found it best to take a two-tiered approach. We've divided prospective investment opportunities in Japan between large firms with multinational operations -- those that can benefit from a weak yen -- and purely domestic companies. During the period, the companies with the strongest overseas businesses benefited from the weakening yen and showed the best profit growth and share performance. Through careful stock selection, we found some solid companies that fall into this area, including Canon, NEC, Toyota, and TDK. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* REASSESSING HONG KONG; FINDING GEMS IN OTHER MARKETS

Because of the recent reversal of fortune in the Hong Kong property sector, shareholders may notice the absence of long-time holdings such as Sun Hung Kai Properties from the portfolio. While there is no doubt that the downturn in this sector dampened the fund's performance over the short term, we believe that our resulting shifts in the portfolio will have some long-term benefits.

For example, a substantial portion of the fund's real estate position was reallocated into the utility sector of the Hong Kong market. During the period, this sector became a relatively safe haven and significantly outperformed the broader market. One of the fund's utility holdings, Hong Kong Electric Holdings, was a particular standout.

We also found value in the Australian market. While much of this market has moved down in step with Wall Street, several segments performed relatively well. Bank stocks have benefited from a government study that encourages mergers and increased efficiency. The housing market also showed signs of life after a long slump. This development has a lot to do with the attractiveness of one of the fund's newer holdings, Pioneer International, which is beginning to live up to the potential we saw when we bought it.

Singapore, your fund's fifth largest country weighting, was down for much of the period. However, we were able to take advantage of some important individual situations. The overall market fell because of weakness in exporting companies -- particularly in the semiconductor industry. Flying in the face of this development was Venture Manufacturing, an electronics company that recorded strong profits last year against losses in the rest of the industry.

TOP 10 HOLDINGS

Sony Corp. (Japan)
Electronics

TDK Corp. (Japan)
Consumer products

Canon, Inc. (Japan)
Office automation and equipment

Sankyo Co., Ltd. (Japan)
Pharmaceuticals

Keyence Corp. (Japan)
Electronic measuring instrument

Toyota Motor Corp. (Japan)
Automotive

NEC Corp. (Japan)
Conglomerate

HBSC Holdings (Hong Kong)
Financial services

AFLAC, Inc. (U.S.)
Insurance sales

Hirose Electric Co., Ltd. (Japan)
Electronic connectors

Footnote reads:
These holdings represent 20% of the fund's assets as of 3/31/97.
Portfolio holdings will vary over time.

* STRATEGY: MAINTAINING CURRENT COURSE

We believe the Japanese yen will remain weak against the dollar. So long as this is the case, the blue-chip exporters will probably continue to show the highest growth in the Japanese market. In contrast, we don't see compelling evidence that suggests increasing the fund's weighting in domestic companies. Currently many of these companies have inadequate returns on capital and are not intent on enhancing shareholder value.

Looking ahead, we see the biggest wild card in many of the Pacific Rim markets as being the direction of U.S. interest rates. Many Southeast Asian currencies are linked to the dollar so any rise in U.S. rates is closely followed in many of the region's economies. The size and scope of the banking and property sectors in Hong Kong and other Southeast Asian markets are concerns, although an uptick in exports could benefit many of the markets that have dropped in 1997 so far.

Despite the difficult stretch many Asia Pacific markets have encountered, we believe the fund is well positioned to take advantage of any future opportunities. Additionally, we continue to believe that the Pacific Rim offers long-term investors potential for growth above and beyond the established Western economies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.

International investing involves risks including political developments, economic instability, and currency fluctuations.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation primarily through common stocks and other securities of companies located in Asia and in the Pacific Rim.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                      Class A             Class B           Class M
(inception date)     (2/20/91)           (6/1/93)           (2/1/95)
                  NAV        POP      NAV      CDSC       NAV       POP
------------------------------------------------------------------------
6 months        -2.38%    -7.99%    -2.80%    -7.51%   -2.65%     -6.04%
------------------------------------------------------------------------
1 year          -3.37     -8.93     -4.09     -8.74    -3.85%     -7.24
------------------------------------------------------------------------
5 years         82.70     72.24        --        --       --         --
Annual average  12.81     11.49        --        --       --         --
------------------------------------------------------------------------
Life of class   68.22     58.61     29.47     26.47    11.08       7.19
Annual average   8.89      7.84      6.98      6.32     4.98       3.27
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                         MSCI Pacific       Consumer
                                            Index         Price Index
------------------------------------------------------------------------
 6 months                                 -16.37%            1.39%
------------------------------------------------------------------------
 1 year                                   -19.33             2.76
------------------------------------------------------------------------
 5 years                                   30.71            14.86
 Annual average                             5.50             2.81
------------------------------------------------------------------------
 Life of class A                            1.60            18.69
 Annual average                             0.26             2.84
------------------------------------------------------------------------
 Life of class B                           -7.41            10.96
 Annual average                            -1.99             2.75
------------------------------------------------------------------------
 Life of class M                           -9.66             6.45
 Annual average                            -4.59             2.94
------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97

                                 Class A    Class B      Class M
------------------------------------------------------------------------
 Distributions (number)             1           1           1
------------------------------------------------------------------------
 Income                          $0.512     $0.419       $0.468
------------------------------------------------------------------------
 Capital gains                       --         --           --
------------------------------------------------------------------------
  Total                          $0.512     $0.419       $0.468
------------------------------------------------------------------------
 Share value:                  NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------
 09/30/96                    13.63   14.46   13.41   13.54   14.03
------------------------------------------------------------------------
 03/31/97                    12.81   13.59   12.63   12.73   13.19
------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Pacific Index (MSCIP) is an unmanaged list of Asian and Pacific Rim equity securities, excluding U.S., with all values expressed in U.S. dollars. Performance of the index reflects changes in market price and reinvestment of distributions net of withholding taxes. The fund's portfolio contains securities that differ from those in the indexes. Investment in the fund is subject to special international risks, such as currency fluctuations and political developments. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
March 31, 1997 (Unaudited)


COMMON STOCKS  (86.8%) *
NUMBER OF SHARES                                                                                  VALUE
Australia  (8.0%)
-------------------------------------------------------------------------------------------------------
        451,000  Commonwealth Bank of Australia                                            $  4,516,246
        150,000  Commonwealth Bank of Australia (Installment Shares)                            991,960
        380,000  CRA Ltd.                                                                     5,628,805
      1,300,000  CSL Ltd.                                                                     6,330,324
      5,454,300  Goodman Fielder Ltd.                                                         7,068,282
      1,968,100  Pioneer International Ltd.                                                   6,790,461
      1,451,250  QBE Insurance Group Ltd.                                                     7,488,563
      1,240,300  Westpac Banking Corp. +                                                      7,208,574
                                                                                           ------------
                                                                                             46,023,215

Hong Kong  (17.7%)
-------------------------------------------------------------------------------------------------------
      6,509,000  Amoy Properties Ltd.                                                         6,888,186
        810,000  Cheung Kong Holdings Ltd.                                                    7,134,515
        650,000  Dao Heng Bank Group Ltd.                                                     2,969,569
      5,602,367  First Pacific Co.                                                            7,121,714
        665,000  Great Eagle Holdings Ltd.                                                    2,197,042
      1,625,800  Guoco Group Ltd.                                                             8,036,050
        460,000  Hang Seng Bank Ltd.                                                          4,749,245
      5,070,000  HKR International Ltd.                                                       6,706,695
      4,320,000  Hong Kong and China Gas Co. Ltd.                                             8,111,917
      1,392,000  Hong Kong Electric Holdings, Ltd.                                            4,913,300
      3,148,000  Hong Kong Land Holdings Ltd.                                                 7,303,360
        452,326  HSBC Holdings PLC                                                           10,507,534
      1,020,000  Hutchison Whampoa, Ltd.                                                      7,667,837
      1,900,000  New World Infrastructure Ltd. +                                              5,443,564
      3,250,000  South China Morning Post Ltd.                                                2,768,242
      2,787,000  Varitronix International Ltd.                                                4,244,199
      1,370,000  Wharf (Holdings) Ltd.                                                        5,242,302
                                                                                           ------------
                                                                                            102,005,271

Indonesia  (2.2%)
-------------------------------------------------------------------------------------------------------
        830,000  PT Astra International (Registered)                                          2,697,522
        556,925  Bank Bali                                                                    1,340,112
      6,732,848  PT Bank International Indonesia                                              5,119,811
        784,000  PT Ramayana Lestari Sentosa +                                                1,829,348
        335,000  Sampoerna Industries                                                         1,570,325
                                                                                           ------------
                                                                                             12,557,118

Japan  (32.9%)
-------------------------------------------------------------------------------------------------------
        450,000  Bridgestone Corp.                                                            8,445,240
        600,000  Canon, Inc.                                                                 12,862,003
        530,000  Dai Nippon Printing Co.                                                      8,874,782
      1,200,000  Fuji Heavy Industries Ltd.                                                   5,387,480
        265,000  Fuji Photo Film Co.                                                          8,724,725
        179,500  Hirose Electric Co., Ltd.                                                    9,859,291
        195,000  Ito-Yokado Co., Ltd.                                                         8,675,785
        550,000  KAO Corp.                                                                    6,006,313
         99,000  Keyence Corp.                                                               11,291,868
        290,000  Kurita Water Ltd.                                                            5,630,160
        980,000  NEC Corp.                                                                   11,098,533
            900  Nippon Telegraph and Telephone Corp.                                         6,341,210
        337,000  Omron Corp.                                                                  5,997,414
          5,000  Onward Kashiyama Co., Ltd.                                                      57,839
        120,000  Rohm Co. Ltd.                                                                8,852,941
        420,000  Sankyo Co., Ltd.                                                            11,585,510
        209,000  Santen Pharmaceutical Co., Ltd.                                              3,618,025
        510,000  Shin-Etsu Chemical Co.                                                       9,695,038
        190,000  Sony Corp.                                                                  13,294,781
        192,000  TDK Corp.                                                                   13,201,754
        264,000  Tokyo Electron Ltd.                                                          8,755,869
        444,000  Toyota Motor Corp.                                                          11,241,876
                                                                                           ------------
                                                                                            189,498,437

Malaysia  (11.3%)
-------------------------------------------------------------------------------------------------------
        940,000  AMMB Holdings Berhad                                                         7,811,844
        940,000  AMMB Holdings Berhad Rights expiration date 12/31/97 +                          91,012
        940,000  AMMB Holdings Berhad Rights expiration date 12/31/97 +                         121,349
      2,570,000  Bandar Raya Developments Berhad                                              5,059,545
        360,000  Carlsberg Brewery of Malaysia                                                3,427,465
        650,000  Edaran Otomobil Nasional Berhad                                              6,555,591
      1,439,999  Gamuda Berhad                                                                5,460,703
        710,000  Malayan Banking Berhad                                                       8,091,617
        640,000  Maruichi Malaysia                                                            2,349,524
      3,400,000  Multi-Purpose Holdings Berhad                                                7,132,483
      1,200,000  Perusahaan Otomobil Nasional Berhad                                          7,600,452
      1,980,000  Sungei Way Holdings Berhad                                                   5,431,660
      1,120,000  YTL Corp. Berhad                                                             5,828,627
                                                                                           ------------
                                                                                             64,961,872

Philippines  (2.5%)
-------------------------------------------------------------------------------------------------------
      4,800,000  International Container Terminal Services, Inc. +                            2,870,159
        210,000  Metropolitan Bank & Trust Co.                                                5,461,275
        400,000  Philippine Commercial International Bank                                     5,922,551
                                                                                           ------------
                                                                                             14,253,985

Singapore  (7.0%)
-------------------------------------------------------------------------------------------------------
        530,000  City Developments Ltd.                                                       4,698,061
      1,859,000  Courts (Singapore) Ltd.                                                      2,330,187
        732,000  Cycle & Carriage Ltd.                                                        7,401,108
      1,500,000  DBS Land Ltd.                                                                5,131,579
        560,000  Development Bank of Singapore                                                6,515,235
      1,400,000  Overseas Union Bank Ltd.                                                     9,646,814
      1,893,500  Venture Manufacturing Ltd.                                                   4,641,960
                                                                                           ------------
                                                                                             40,364,944

South Korea  (1.2%)
-------------------------------------------------------------------------------------------------------
        311,000  Cho Hung Bank Co., Ltd.                                                      1,602,014
        115,000  Samsung Electronics 144A GDR                                                 5,175,000
                                                                                           ------------
                                                                                              6,777,014

Thailand  (1.4%)
-------------------------------------------------------------------------------------------------------
        245,000  Bangkok Bank Public Co., Ltd.                                                2,379,191
      2,050,100  Industrial Finance Corp.                                                     5,451,134
                                                                                           ------------
                                                                                              7,830,325

United States  (2.6%)
-------------------------------------------------------------------------------------------------------
        270,000  AFLAC Inc.                                                                  10,125,000
      1,370,000  Clipsal Industries Ltd.                                                      5,069,000
                                                                                           ------------
                                                                                             15,194,000
                                                                                           ------------
                 Total Common Stocks  (cost $477,833,736)                                  $499,466,181

INVESTMENT COMPANIES  (2.2%) *
NUMBER OF SHARES                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
        200,000  ROC Taiwan Fund, Inc.                                                     $  2,375,000
         55,000  Taipei Fund Units +                                                          5,843,750
        190,000  Taiwan Fund, Inc.                                                            4,678,750
                                                                                           ------------
                 Total Investment Companies (cost $11,987,982)                             $ 12,897,500

CONVERTIBLE BONDS AND NOTES  (1.2%) *(cost $7,822,725)
PRINCIPAL AMOUNT                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
    $7,400,000   Bangkok Bank Public Co. 144A cv. sub. notes 3 1/4s,
                   2004 (Thailand)                                                         $  6,882,000

WARRANTS  (0.1%) *+
NUMBER OF WARRANTS                                                        EXPIRATION DATE         VALUE
-------------------------------------------------------------------------------------------------------
        420,744  Bank International Indonesia                                     1/17/00  $    149,015
        186,666  Gamuda                                                          12/28/01       262,814
                                                                                           ------------
                 Total Warrants  (cost $43,763)                                            $    411,829

SHORT-TERM INVESTMENTS  (7.7%) *(cost $44,326,879)
PRINCIPAL AMOUNT                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
   $44,319,000   Interest in $803,250,000 joint repurchase agreement
                   dated March 31, 1997, with UBS Securities due
                   April 1, 1997, with respect to various U.S. Treasury
                   obligations -- maturity value of $44,326,879 for an
                   effective yield of 6.40%                                                $ 44,326,879
-------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $542,015,085) ***                                $563,984,389
-------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $575,507,702.

*** The aggregate identified cost on a tax basis is $545,618,548, resulting in gross unrealized appreciation and depreciation of $43,768,375 and $25,402,534, respectively, or net unrealized appreciation of $18,365,841.

+  Non-income-producing security.

GDR after the name of a foreign holding stands for Global Depository
Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified insitutional buyers.

Forward Currency Contracts to Sell at March 31, 1997 (Unaudited)
(aggregate face value $73,862,263)

                     Market      Aggregate Face   Delivery    Unrealized
                      Value          Value          Date     Appreciation
-------------------------------------------------------------------------
Japanese Yen       $71,959,237    $73,862,263     4/30/97    $1,903,026
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
March 31,1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $542,015,085) (Note 1)                                                $563,984,389
---------------------------------------------------------------------------------------------------
Cash                                                                                        889,894
---------------------------------------------------------------------------------------------------
Foreign currency (cost $60,509)                                                              60,342
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 1,249,327
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   12,325,516
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            1,903,026
---------------------------------------------------------------------------------------------------
Total assets                                                                            580,412,494

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          1,222,252
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,673,888
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,035,189
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  353,533
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                12,520
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,215
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      379,109
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      226,086
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         4,904,792
---------------------------------------------------------------------------------------------------
Net assets                                                                             $575,507,702

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $591,842,835
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (4,863,746)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                          (35,340,819)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                        23,869,432
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $575,507,702

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($366,845,833 divided by 28,637,067 shares)                                                  $12.81
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.81)*                                      $13.59
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($199,339,186 divided by 15,776,989 shares)**                                                $12.63
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,322,683 divided by 732,264 shares)                                                       $12.73
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.73)*                                      $13.19
---------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31,1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $241,175)                                           $   3,235,116
--------------------------------------------------------------------------------------------------
Interest                                                                                   689,020
--------------------------------------------------------------------------------------------------
Total investment income                                                                  3,924,136

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,952,470
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             910,418
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           23,316
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             4,338
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      325,678
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,093,391
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       36,531
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    136,509
--------------------------------------------------------------------------------------------------
Registration fees                                                                           39,009
--------------------------------------------------------------------------------------------------
Auditing                                                                                    25,623
--------------------------------------------------------------------------------------------------
Legal                                                                                        4,481
--------------------------------------------------------------------------------------------------
Postage                                                                                    165,906
--------------------------------------------------------------------------------------------------
Other                                                                                       84,073
--------------------------------------------------------------------------------------------------
Total expenses                                                                           4,801,743
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (175,488)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             4,626,255
--------------------------------------------------------------------------------------------------
Net investment loss                                                                       (702,119)
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (13,677,629)
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              4,508,180
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                       453,441
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                            (4,067,053)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (12,783,061)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                  $(13,485,180)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                  $     (702,119)      $   (667,997)
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                            (9,169,449)        10,352,201
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                             (3,613,612)         8,054,571
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                         (13,485,180)        17,738,775
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                                (7,942,019)        (6,908,193)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                (6,850,229)        (5,685,612)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                  (337,929)          (125,143)
----------------------------------------------------------------------------------------------------------------------
In excess of realized gains
  Class A                                                                                        --            (78,334)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                        --            (73,742)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                        --             (1,408)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       146,430,908        146,709,587
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            117,815,551        151,575,930

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     457,692,151        306,116,221
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $4,863,746 and $10,968,550, respectively)                                     575,507,702        457,692,151
----------------------------------------------------------------------------------------------------------------------
* Unaudited.

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                    Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $13.63           $13.58           $14.64           $11.55            $8.17            $8.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         .01 (d)          .03 (d)          .02              .04             (.03)            (.01)(a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.32)             .63             (.63)            3.09             3.41              .10
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.31)             .66             (.61)            3.13             3.38              .09
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.51)            (.60)            (.04)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --             (.41)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --             (.01)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.51)            (.61)            (.45)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.81           $13.63           $13.58           $14.64           $11.55            $8.17
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)          (2.38)*           5.02            (4.14)           27.15            41.37             1.11
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $366,846         $223,307         $158,773         $149,486          $24,150           $2,548
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .81 *           1.54             1.55             1.53             2.03             1.88 (a)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)     .05 *            .20              .14             (.01)            (.54)            (.06)(a)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             49.20 *          72.68            91.13            65.02            79.78            95.67
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                     $.0169           $.0229
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1992, reflects a per share reduction of approximately $0.01.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the periods ended September 30,
    1995, and thereafter includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Average commission rate paid is required for fiscal periods beginning on or after
    September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                        March 31                                                        June 1, 1993+
operating performance                          (Unaudited)                       Year ended September 30          to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.41           $13.37           $14.53           $11.54           $10.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.05)            (.07)(d)         (.07)            (.03)            (.02)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.31)             .63             (.64)            3.06              .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.36)             .56             (.71)            3.03              .68
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.51)            (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --             (.41)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --             (.01)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.52)            (.45)            (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $12.63           $13.41           $13.37           $14.53           $11.54
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                           (2.80)*           4.33            (4.88)           26.31             6.26 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $199,339         $225,241         $144,514         $110,951           $9,901
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.18 *           2.30             2.31             2.27              .86 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.38)*           (.55)            (.62)            (.73)            (.25)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              49.20 *          72.68            91.13            65.02            79.78
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                                      $.0169           $.0229
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1992, reflects a per share reduction of approximately $0.01.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the periods ended September 30,
    1995, and thereafter includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Average commission rate paid is required for fiscal periods beginning on or after
    September 1, 1995.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                          March 31       Year ended     Feb. 1, 1995+
operating performance                                                            (Unaudited)    September 30      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $13.54           $13.53           $12.41
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (.04)            (.03)(d)         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             (.30)             .63             1.13
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  (.34)             .60             1.12
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.47)            (.58)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                      --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.47)            (.59)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $12.73           $13.54           $13.53
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                             (2.65)*           4.65             9.03 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $9,323           $9,144           $2,829
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                              1.06 *           2.06             2.09 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                                       (.25)*           (.24)            (.45)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                49.20 *          72.68            91.13
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                                                                        $.0169           $.0229
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1992, reflects a per share reduction of approximately $0.01.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the periods ended September 30,
    1995, and thereafter includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Average commission rate paid is required for fiscal periods beginning on or after
    September 1, 1995.





Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (The "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. (See Section F of Note 1 with respect to the valuation of forward currency contracts.) Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation (depreciation) ofassets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $21,694,000 available to offset future net capital gain, if any, which will expire on September 30, 2004.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% of any excess thereafter.

Prior to January 20, 1997, Putnam Management was paid at a rate of 0.60% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $175,488 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,290 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $88,792 and $5,267 from the sale of class A and class M shares, respectively, and $257,886 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $1,193 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $325,997,383 and $227,422,060, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      46,816,503      626,618,855
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       519,996        6,905,558
------------------------------------------------------------
                                 47,336,499      633,524,413

Shares
repurchased                     (35,079,919)    (473,354,351)
------------------------------------------------------------
Net increase                     12,256,580     $160,170,062
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      38,389,618     $519,121,073
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       492,461        6,421,692
------------------------------------------------------------
                                 38,882,079      525,542,765

Shares
repurchased                     (34,194,252)    (463,687,598)
------------------------------------------------------------
Net increase                      4,687,827      $61,855,167
------------------------------------------------------------

                                        Six months ended
                                         March 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      20,923,124     $278,844,820
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       449,125        5,892,512
------------------------------------------------------------
                                 21,372,249      284,737,332

Shares
repurchased                     (22,395,732)    (299,236,868)
------------------------------------------------------------
Net decrease                     (1,023,483)     (14,499,536)
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      39,326,633     $525,334,358
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       391,200        5,046,485
------------------------------------------------------------
                                 39,717,833      530,380,843

Shares
repurchased                     (33,722,721)    (451,870,914)
------------------------------------------------------------
Net increase                      5,995,112      $78,509,929
------------------------------------------------------------

                                         Six months ended
                                          March 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         346,698       $4,634,636
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        21,840          288,734
------------------------------------------------------------
                                    368,538        4,923,370

Shares
repurchased                        (311,545)      (4,162,988)
------------------------------------------------------------
Net increase                         56,993         $760,382
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,089,513      $14,649,740
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         7,884          102,417
------------------------------------------------------------
                                  1,097,397       14,752,157

Shares
repurchased                        (631,171)      (8,407,666)
------------------------------------------------------------
Net increase                        466,226       $6,344,491
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Anthony V. Regan
Vice President

David K. Thomas
Vice President and Fund Manager

Robert Swift
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O.Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

32899-844/193/470   5/97